towerstream®

Corporate Overview

Better Prices • Better Redundancy • Better Speeds • Better Savings

Safe Harbor Statements

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995:

Statements made in this presentation that relate to future plans, events or performances are forward-looking statements. Any statement containing words such as "believes," "anticipates," "plans," "projections," "expects," and similar words, is forward looking, and these statements involve risks and uncertainties and are based on current expectations. Consequently, actual results could differ materially from the expectations expressed in these forward-looking statements.

Company Overview

- Leading wireless broadband IP service provider to businesses delivering high speed Internet access in 11 large U.S. markets
- Bandwidth options range from T-1 to 1.5Gbps, and support VoIP, cloud computing, bandwidth on demand, wireless redundancy, VPNs, disaster recovery, bundled data and video services
- We have very simple products that customers understand and can buy over the phone
- We own and control our entire network
- Building a portable network that has speeds up to 200 MB

Investment Highlights

- Recurring revenue model provides stability and visibility
- Gross margins stable at 75% for eight consecutive quarters
- Low churn rate
- Improving adjusted EBITDA for 12 consecutive quarters, became EBITDA positive second quarter 2010
- Building scale through organic growth, accretive acquisitions and other growth initiatives

Why Customers Choose Towerstream

Better

- **Reliability:** Delivers the most reliable last mile solution in the marketplace today – first provider to offer product with "Five 9s" guarantee
- **Rapid installation:** Can install within 3-5 business days compared with approximately one month for RBOCs

Faster

- **Speed and scalability:** Can offer bandwidth from 512 Kbps to 1 Gbps

Cheaper

- **Value:** 30-50% discount to RBOC pricing

Simple IP Only Products

- T1s starting at $299
- 5 Mb for $500 (5 for 5)
- 8 Mb for $899
- 20 Mb for $2500
- 100 Mb for $4300



24%
22%
54%
Multipoint 0 to 5 Mbps
Midrange 5 to 10 Mbps
Point to Point Higher than 10 Mbps

towerstream

Selected Towerstream Customers


edocsecure
GENERAL DYNAMICS
Strength on Your Side
NOKIA
Connecting People
SMG
PC
PCMAG.COM
The New York Times
Seattle
ARAMARK
Tommy Bahama
Columbia
COLLEGE CHICAGO
GALLUP
BAD ROBOT
MARVEL
RADIO FLYER
Chicago
Providence
Boston
New York
Boston Herald
San Francisco
Philadelphia
Samuel Adams
Nashville
TMZ
GOYA
Continental Airlines
LendingTree
Los Angeles
WESTIN
HOTELS & RESORTS
KMH
freshdirect.
Dallas/Ft. Worth
The Palms
Taylor Farms
FORRESTER
The Beverly Hills Hotel
Miami
chico's
McKinsey&Company
Lahey
CLINIC
macy's
DOUBLETREE
HOTEL
Edelman
towerstream

Addressable Market Opportunity



Seattle
Chicago
Boston
New York
Providence
Philadelphia
San Francisco
Nashville
Los Angeles
Dallas/Fort Worth
Miami

- **Currently serve 11 markets with approximately 815,000 small businesses**
- **Existing market penetration at less than 1%**
- **Huge growth potential in existing and new markets**

Rank	Metro Area	Business with 5-249 employees
1	New York	211,724
2	Los Angeles	146,683
3	Chicago	98,010
4	Miami	87,036
5	Washington DC	68,304
6	Dallas - Ft. Worth	65,038
7	Philadelphia	63,412
8	Atlanta	62,908
9	Houston	57,092
10	Boston	55,251
11	San Francisco	51,012
12	Detroit	47,155
13	Minneapolis	36,966
14	Seattle	36,914
15	Phoenix	36,228
16	San Diego	32,250
17	Tampa	31,541
18	Riverside, CA	30,053
19	St. Louis	29,983
20	Denver	29,724
		1,277,284
Towerstream Total		**815,080**
***Market* Presence**		**64%**

Source: Gartner Research, Dunn and Bradstreet and Towerstream estimates.

Sparkplug Chicago Acquisition completed in April 2010

- Acquired Chicago and Nashville business assets from Sparkplug Communications for $1.6M in cash and stock

- Significant immediate impact on presence in Chicago
  - 150% increase in customer base
  - 45% increase in coverage area
  - $1.5 million increase in annual revenue base
  - 10 Points of Presence (PoP) brings market total to 14

- Immediately accretive
  - Chicago market gross margin has increased from 62% to 70% since closing
  - Chicago market cash flow has increased from $85K to $341K since closing

- Expanded market presence driving surge in overall customer activity

towerstream®

Pipeline Boston Acquisition completed in December 2010

- Acquired the greater Boston area business assets from Pipeline Wireless for $3.8M in cash, stock, deferred payments and assumed liabilities
  - 33% of cost to be paid over 3 years with cash flow generated from acquired assets
- Significant immediate impact on presence in Boston
  - 32% increase in customer base
  - $1.8 million increase in annual revenue base
  - 6 Points of Presence (PoP) brings market total to 14
  - Market presence strengthened in downtown financial district and Route 128 technology corridor
- Immediately accretive
- Cash portion of purchase price to be "recovered" in 15 to 18 months

towerstream

One Velocity Acquisition completed in May 2011

- Acquired Las Vegas and Reno business assets from One Velocity for cash and stock
- First acquisition of a new market
- Las Vegas is now the Company's fifth largest market
- Significant immediate impact on presence in Las Vegas:
  - $1.7 million increase in annual revenue base
  - 17 Points of Presence (PoP)
- High ARPU customer base of $1,050

towerstream

Financial Trends

Financial Highlights

- **Revenues Growing and Predictable, Gross Margins Strong and Sustainable**
  - 1Q11 revenues increased 40% from 1Q10 and 9% sequentially
  - Compounded annual growth rate of 35% for 4 years ended 1Q11
  - 1Q11 Adjusted EBITDA profitability, excluding non-recurring expenses and Wi-Fi offload program expenses, was $0.8M compared to $0.7M in 4Q10
  - Gross margins sustaining at 75% level reflecting leveraging of business model
- **Operating Metrics Continue to Improve**
  - Adjusted EBITDA results have improved for 12 consecutive quarters
  - Top four markets produced $2.7M in adjusted market EBITDA in Q1
- **Financial Position is Solid**
  - $22 million in cash and investments; no debt

towerstream

Total Revenues



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
In Thousands
2,082
2,494
2,870
3,210
3,417
3,673
3,783
4,042
4,244
4,869
5,080
5,452
5,953
6,450
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Guidance

towerstream

Adjusted EBITDA, net



1,000
500
0
(500)
(1,000)
(1,500)
(2,000)
(2,500)
(3,000)
In Thousands
(2,863)
(2,679)
(2,177)
(1,526)
(1,084)
(660)
(434)
(174)
(84)
291
414
706
763
950
Note: Amounts net of non-recurring costs, principally M&A, and Wi-Fi offload expenses.
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Guidance

We define adjusted EBITDA as net income (loss) before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, gain or loss on disposal of property and equipment, gain or loss on derivative liabilities, loss on nonmonetary transactions, and other non-operating income or expenses.

towerstream®

Quarterly Operating Metrics

	Q1 11	Q4 10	Q3 10	Q2 10
Revenues	$5,953	$5,452	$5,080	$4,869
ARPU	$ 688	$ 682	$ 669	$ 671
Total Customers	2,953	2,849	2,572	2,475
Churn	1.56%	1.36%	1.60%	1.15%
Adjusted EBITDA, Net of Non-Recurring Expenses & Wi-Fi Offload Program Expenses	$ 763	$ 706	$ 414	$ 291

towerstream

Positive Adjusted Market EBITDA Trends

(in thousands)	1Q11		1Q10	
	Revenues	Adjusted Market EBITDA Margin	Revenues	Adjusted Market EBITDA Margin
Boston	$ 1,653	63%	$ 1,053	67%
New York	1,448	54%	1,394	60%
Los Angeles	950	54%	675	37%
Chicago	817	50%	292	29%
San Francisco	349	56%	269	55%
Miami	301	43%	199	21%
Seattle	136	40%	122	32%
Providence/Newport	119	43%	129	39%
Dallas-Fort Worth	144	N/A	111	N/A
Nashville	16	N/A	-	N/A
Philadelphia	20	N/A	-	N/A
Total	$ 5,953	53%	$ 4,244	49%

towerstream

Smartphone Offload

Mobile Internet Tsunami = Network Congestion

- ATT network problems from small amount of smart phone users
- Smart phones will be 50% of sales in 2010
- LTE is only 4x faster than 3g
- Demand mobile data consumption is expected to increase 39x by 2014, according to Cisco's Visual Networking Index



U.S. Penetration of Smartphones of Total Handsets
100%
80%
60%
40%
20%
0%
14%
21%
50%
90%
2008
2009
2010
2014

Network Congestion High Traffic Areas



This is New York City's population by day ...
Traffic rank: 16th worst (46 hr./yr.)
Average daily commute: 34 min.
Hudson River
East River
Key to city maps
Population
Low
Medium
High
... and the population at night
Hudson River
East River

towerstream

TWER Solutions for Smartphones

- **Coverage**
  - Towerstream is building 1000 access points in NYC
- **Capacity**
  - Network has 20 times the capacity of proposed LTE networks
- **Pent up Demand**
  - Over 6 Million connections to the network in June


SpeedFlex Wireless Performance Test
Downlink
Uplink
START
5M
10M
30M
50M
100M
90.8M
Downlink
90.9Mbps
pkt-loss :0%
Uplink
90.8Mbps
pkt-loss :0%

towerstream

Smartphone Offload

- **Operator Benefit**
  - Increased network capacity with macro offload (2G/3G to Wi-Fi)
  - Reduced churn by improving coverage
  - Address VoIP threat
- **Subscriber Benefit**
  - Faster data performance
  - Indoor 3G coverage
- **Devices**
  - Smartphones (which already have Wi-Fi)
  - Tablets

Advertising , and Location Based Advertising

- **Branded Advertising**
  - Brand awareness
  - Product launches
  - City wide events

- **Location Based Advertising**
  - Deliver proximity to retail locations
  - Deliver location and device demographics to advertisers
  - Value add to existing group buying campaigns



towerstream®

Management



Jeffrey M. Thompson, ***President, Chief Executive Officer and Director***

Mr. Thompson co-founded Towerstream in December 1999 with Chairman Philip Urso. Jeff has served as a director since inception and as Chief Operating Officer from inception until November 2005 when he became President and Chief Executive Officer. In 1995, Jeff co-founded and was vice president of operations of EdgeNet Inc., a privately held Internet service provider (which was sold to Citadel Broadcasting Corporation in 1997 and became eFortress ("eFortress")). Jeff holds a B.S. from the University of Massachusetts.



Mel Yarbrough, ***Chief Operating Officer***

As the Chief Operating Officer for Towerstream, Mel is responsible for the strategic development and execution of the company's corporate plans. He is charged with the leadership of the Sales, Marketing, Customer Care, Engineering and Operations departments. Mel comes to Towerstream from Hoovers (D&B; Dun and Bradstreet), where he served as VP of Business Development and VP of Subscription Sales. Mel holds a BA in Economics and Business from Southern Methodist University and a Juris Doctorate from Vanderbilt University School of Law.



Joseph Hernon, ***Chief Financial Officer***

Joseph joined the Company as Chief Financial Officer (CFO) in May 2008. Prior to joining Towerstream, Joseph served as CFO of Aqua Bounty Technologies, Inc., a public biotechnology company where he was part of the management team which completed an initial public offering in London in 2006. Previously, he was CFO of Alseres Pharmaceuticals, (formerly Boston Life Sciences Inc.), a NASDAQ listed, biopharmaceutical company. Joseph is a certified public accountant and holds an M.S. degree from Bentley College and a B.S. degree from the University of Lowell-Massachusetts.



Arthur G. Giftakis, ***Vice President of Engineering and Operations***

Arthur serves as the Vice President of Engineering and Operations at Towerstream. Formerly he was Director of Engineering at Sockeye Networks, a BGP optimization company that was acquired by Internap. Prior to joining Sockeye, Arthur was a Director at Navisite and Digital Broadband Communications. He spent 10 years with Bell Atlantic and has spoken in several forums on the future of telecommunications with fixed wireless. He has over 15 years of experience with advanced solutions in telecommunications. Arthur started his career with New England Telephone.



Matthew J. Tooker, ***Vice President of Sales***

Matthew is responsible for expanding the company's reach in existing and future markets with a focus on revenue generation. He concentrates on developing and implementing sales strategies while monitoring and analyzing results vs. goals. In addition, he oversees training of incoming sales team members and management of the sales center. Matt graduated with a BA in History from Allegheny College in Meadville, PA.

towerstream®


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